                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

================================================================================

                            Washington, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          June 2, 1999
                                                  ------------------------------

                     FIRST SECURITY AUTO OWNER TRUST 1999-2
                     --------------------------------------
             (Exact name of registrant as specified in its charter)



  United States of America              333-70003               87-6244072
----------------------------        ----------------        -------------------
(State or other Jurisdiction        (Commission File         (I.R.S. Employer
     of Incorporation)                  Number)             Identification No.)


                             79 South Main Street
                          Salt Lake City, Utah  84111
                   ----------------------------------------
                   (Address of principal executive offices)

Registrant's telephone number, including area code: 801-246-5976

                                  Page 1 of 4
                        Exhibit Index appears on Page 4

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Item 5.   Other Events
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          On June 2, 1999, the registrant issued $199,000,000.00 aggregate principal amount of Class A-1 5.015% Asset Backed Notes, $232,000,000.00 aggregate principal amount of Class A-2 5.492% Asset Backed Notes, $276,000,000.00 aggregate principal amount of Class A-3 6.00% Asset Backed Notes, $273,733,000.00 aggregate principal amount of Class A-4 6.20% Asset Backed Notes and $51,618,000.00 aggregate principal amount of Class B 6.20% Asset Backed Notes of First Security Auto Owner Trust 1991-2 pursuant to an Indenture between the Registrant and The Chase Manhattan Bank, as Indenture Trustee. The T-1 Statement of Eligibility of The Chase Manhattan Bank is attached hereto as Exhibit 99.

Exhibit 99   The following is filed as an Exhibit to this Report under Exhibit
             99.

               T-1 Statement of Eligibility of The Chase Manhattan Bank.

                                      -2-
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST SECURITY AUTO OWNER
                                          TRUST 1999-2
                                          (Registrant)

Dated: June 2, 1999                       By:  First Security Bank, N.A., as
                                               Administrator


                                          By:   /s/ Brad D. Hardy
                                             -----------------------------
                                          Name: Brad D. Hardy
                                          Title: Authorized Officer

                                      -3-
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                               INDEX TO EXHIBITS
                               -----------------

                                                                 Sequentially
 Exhibit Number                      Exhibit                     Numbered Page
----------------   -------------------------------------------   -------------
99                 T-1 Statement of Eligibility of The Chase           5
                   Manhattan Bank

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